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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 17, 2003, except for Note 17, which is as of March 28, 2003 relating to the financial statements, and financial statement schedule of eBay Inc., which appears in eBay Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

PRICEWATERHOUSECOOPERS LLP

August 6, 2003
San Jose, California